Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events [Text Block]

NOTE 20. SUBSEQUENT EVENTS

On June 14, 2018, we completed our acquisition of Time Warner. Under the merger agreement, each share of Time Warner stock was exchanged for $53.75 cash plus 1.437 shares of our common stock. After adjustment for shares issued to trusts consolidated by AT&T, share-based payment arrangements and fractional shares, which were settled in cash, AT&T issued 1,125,517,510 shares to Time Warner shareholders, giving them an approximate 16% stake in the combined company. Based on our $32.52 per share closing stock price on June 14, 2018, we paid Time Warner shareholders $36,599 in AT&T stock and $42,100 in cash.

Subsequent to December 31, 2017, we have issued $43,294 and repaid $48,008 of debt, including the redemption of notes that were subject to mandatory redemption (see Note 9).